UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

No. 1 Yantai Third Road, Centralism Area, Haping Road
Harbin Economic and Technological Development Zone
Harbin, Heilongjiang Province, People's Republic of China, 150060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-5175 0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02                      Results of Operations and Financial Condition.

On November 9, 2010, China Green Material Technologies, Inc. (the “Company”) issued a press release relating to its financial results for its third quarter ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 2.02 by reference.  The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release issued on November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: November 9, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.                                           DESCRIPTION

99.1	Press release issued on November 9, 2010